Exhibit 10.1

FACILITY INCREASE AGREEMENT

This FACILITY INCREASE AGREEMENT (this “Agreement”), dated October 7, 2015, is made by NGL ENERGY OPERATING LLC, a Delaware limited liability company (the “Borrowers’ Agent”), each party signatory hereto identified as a New Revolving Lender on the signature pages hereto (each a “New Revolving Lender”), each party signatory hereto identified as an Increasing Lender on the signature pages hereto (each an “Increasing Lender”), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent for the Secured Parties (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and each Issuing Bank party hereto.  Capitalized terms used in this Agreement and not defined herein, including in this preamble, have the meanings set forth for such terms in the Credit Agreement (as hereinafter defined).

WHEREAS, the Borrowers, the Guarantors, the Administrative Agent, Deutsche Bank AG, New York Branch, as technical agent, Deutsche Bank Trust Company Americas, as collateral agent for the Secured Parties and the Lenders party thereto have entered into a Credit Agreement dated as of June 19, 2012, as amended by Amendment No. 1 thereto, dated as of January 15, 2013, Amendment No. 2 thereto, dated as of May 8, 2013, Amendment No. 3 thereto, dated as of September 30, 2013, Amendment No. 4 thereto, dated as of November 5, 2013, Amendment No. 5 thereto, dated as of December 23, 2013, Amendment No. 6 thereto, dated as of June 12, 2014, and Amendment No. 7, dated as of June 27, 2014, Amendment No. 8 thereto dated as of December 19, 2014, Amendment No. 9 thereto dated May 1, 2015 and Amendment No. 10 thereto dated as of July 31, 2015 (and as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”).

WHEREAS, the parties hereto desire to evidence an increase in the aggregate Acquisition Revolving Commitments pursuant to Section 2.4(c) of the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             The aggregate Acquisition Revolving Commitments are hereby increased from $858,000,000.00 to $1,008,000,000.00, as of the effective date of this Agreement (the “Increase Effective Date”), the Commitments of the Lenders shall be as set forth in Schedule 1 hereto.

2.             Consistent with Section 2.4(c)(v) of the Credit Agreement, as of the Increase Effective Date, Schedule 1 shall supersede and replace Schedule 1.1A of the Credit Agreement.

3.             To induce each New Revolving Lender, each Increasing Lender, and the other Secured Parties party hereto to enter into this Agreement, the Borrowers’ Agent (by delivery of its respective counterpart to this Agreement) hereby (i) represents and warrants that after giving effect to this Agreement, the representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants that in connection with this Agreement, it (x) has the requisite power and authority to make, deliver and perform this Agreement on behalf of the Credit Parties; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Agreement, and (z) has duly executed and delivered this Agreement; and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (both immediately before and after giving effect to this Agreement).

4.             By executing and delivering a copy of this Agreement to the Technical Agent, each (i) New Revolving Lender hereby accepts and agrees to be bound by the terms of the Credit Agreement as a Lender thereunder, (ii) each Increasing Lender agrees and confirms to remain bound by the terms of the Credit Agreement as a Lender thereunder as modified by this Agreement, and (iii) each New Revolving Lender and each Increasing Lender hereby further acknowledges and agrees that the amount of its Commitments after giving effect to this Agreement shall be as set forth opposite its name on Schedule 1 hereto.

This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.  This Agreement may be executed in any number of counterparts, which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission (in .pdf format) shall be effective as delivery of a manually executed counterpart of this Agreement.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed and delivered by its officer thereunto duly authorized as of the date above first written.

NGL ENERGY OPERATING LLC,
as Borrowers’ Agent

By:	/s/ Atanas H. Atanasov
	Name:	Atanas Atanasov
	Title:	CFO

[Signature Page to Facility Increase Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Estelle Lawrence
	Name:	Estelle Lawrence
	Title:	Vice President

By:	/s/ Robert S. Peschler
	Name:	Robert S. Peschler
	Title:	Vice President

[Signature Page to Facility Increase Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Issuing Bank, Swing Line Lender, and
an Increasing Lender

By:	/s/ Chris Chapman
	Name:	Chris Chapman
	Title:	Director

By:	/s/ Juan-Jose Mejia
	Name:	Juan-Jose Mejia
	Title:	Director

[Signature Page to Facility Increase Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a New Revolving Lender

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
	Name:	Warren Van Heyst
	Title:	Authorized Signatory

[Signature Page to Facility Increase Agreement]

CITIZENS BANK, N.A.,
as a New Revolving Lender

By:	/s/ Scott Donaldson
	Name:	Scott Donaldson
	Title:	Senior Vice President

[Signature Page to Facility Increase Agreement]

ROYAL BANK OF CANADA,
as an Increasing Lender

By:	/s/ Jason S York
	Name:	Jason S York
	Title:	Authorized Signatory

[Signature Page to Facility Increase Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as an Increasing Lender

By:	/s/ Jacob L. Osterman
	Name:	Jacob L. Osterman
	Title:	Vice President

[Signature Page to Facility Increase Agreement]

BARCLAYS BANK PLC,
as an Increasing Lender

By:	/s/ Vanessa Kurbatskiy
	Name:	Vanessa Kurbatskiy
	Title:	Vice President

[Signature Page to Facility Increase Agreement]

Acknowledged and agreed by,

BNP PARIBAS,
as Issuing Bank

By:	/s/ Jordan Nenoff
	Name:	Jordan Nenoff
	Title:	Director

By:	/s/ Christine Dirringer
	Name:	Christine Dirringer
	Title:	Managing Director

[Signature Page to Facility Increase Agreement]

Acknowledged and agreed by,

BANK OF AMERICA, N.A.,
as Issuing Bank

By:	/s/ Michael Clayborne
	Name:	Michael Clayborne
	Title:	Vice President

[Signature Page to Facility Increase Agreement]

Acknowledged and agreed by,

PNC BANK, NATIONAL ASSOCIATION,
as Issuing Bank

By:	/s/ Jonathan Luchansky
	Name:	Jonathan Luchansky
	Title:	Vice President

[Signature Page to Facility Increase Agreement]